SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            April 6, 2004
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)












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Item 5.   Other Events and Required FD Disclosure

Unisys Corporation has announced the following organizational changes effective April 6, 2004:

-- Lawrence A. Weinbach, the company's Chairman of the Board and Chief Executive Officer, will continue to serve as Chairman of the Board through January 31, 2006. Mr. Weinbach plans to resign as the company's Chief Executive Officer effective February 1, 2005.

-- The Board has elected Joseph W. McGrath, formerly an Executive Vice President of the company and President of its Enterprise Transformation Services business, as the company's Chief Operating Officer and President.

-- The Board has elected George R. Gazerwitz, formerly an Executive Vice President of the company, as Vice Chairman. He will also continue to lead the company's Systems and Technology business.


Item 7.    Exhibits.

(c)  The following exhibit is being furnished herewith:

     10 Agreement, dated April 6, 2004, between Lawrence A. Weinbach and Unisys Corporation









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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: April 6, 2004               By: /s/ Nancy Straus Sundheim
                                      -------------------------
                                      Nancy Straus Sundheim
                                      Senior Vice President,
                                      General Counsel and Secretary











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                              EXHIBIT INDEX
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Exhibit
No.
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10    Agreement, dated April 6, 2004, between Lawrence A. Weinbach and
      Unisys Corporation